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                   Capital Appreciation Quantitative Research

                  Standard & Poor's Intrinsic Value Portfolio


A Value Approach to Selecting Growth Stocks

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At one time, it was thought that intrinsic value was the same as "book" or liquidation value. Intrinsic value, however, goes beyond these traditional measurements -- seeking instead to assess a stock's earnings value. This evaluation is concerned with a company's business worth and its earnings potential. Now, Defined Asset Funds [Registered] offers you an opportunity to invest in stocks with potentially high relative intrinsic values, with our ...

                Standard & Poor's (*) Intrinsic Value Portfolio

The Portfolio

The Standard & Poor's Intrinsic Value Portfolio seeks capital appreciation by investing in stocks that we believe have the potential for growth, based on a combination of fundamental and valuation measurements. After about a year, we intend to reapply the screening process to select a new Portfolio. At that time, you may roll your proceeds into the new Portfolio, if available, or redeem your investment. Although this Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Determining Intrinsic Value

As our Portfolio Consultant, Standard & Poor's uses the approach illustrated at the right to seek to determine whether a stock's current market price justifies its purchase. The goal is to identify stocks with intrinsic values higher than their current market prices. Toward this end, Standard & Poor's developed a proprietary analytical process that uses a combination of fundamental and valuation measurements to identify stocks believed to have growth potential. This process uses a quantitative analysis and a series of screens to select the stocks in this Portfolio.


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(*) "Standard & Poor's," is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

[A graph composed of five descending arrows summarizes the screening process that determines whether a stock's current market price justifies its purchase. The top arrow (pink) lists the first determinant applied to the 10,051 Stocks:
Free Cash Flow (greater than $20 million). Below it, the second (purple) arrow indicates that the requirement of Net Margins of 15% or more is applied to the remaining 1,598 stocks. This is followed by the third (violet) arrow showing that the remaining 279 stocks need to have a Return on Equity of 15% or more in order to qualify. The fourth (blue) arrow indicates that the 94 stocks that have passed the screening process thus far need to pass the Market Acceptance screen. The last arrow (green) shows that from the remaining 47 stocks, those that are overpriced need to be eliminated. The arrows are all pointing downwards and are arranged one on top of the other, their size decreasing as the number of stocks they represent decreases. The arrows lead to the "Defined Asset Funds Liquidity Screen" that narrows the fund down to 28 stocks which compose the Intrinsic Value Portfolio.

The Screening Process

Companies with High Free Cash Flow

Free Cash Flow of more than $20 million for the last year. This measure is calculated by adding a company's net income, depreciation and amortization and then subtracting its capital expenditures. This is intended to identify companies with high positive cash flows.

Profitability

Net Profit Margins of 15% or more for the last year. This represents net income, divided by sales. It measures a company's franchise value.

Return on Equity of more than 15% for the last three fiscal years and the last four quarters. Return on equity is net income as a percentage of common equity. This is intended to measure how efficiently the company is using its capital.

Market Acceptance

Good Value of reinvested earnings. To pass this screen, growth in market capitalization must exceed growth in retained earnings of the company over the last five years. This screen selects companies that have been able to add more than a dollar of market value for every additional dollar of earnings retained. This measures market acceptance and momentum.


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Eliminate Overpriced Stocks

Stock trades below Intrinsic Value. Only stocks whose current price is lower than the present value of their estimated free cash flow, as calculated by Standard & Poor's, will be included.

Liquidity

Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only the stocks that pass all of the screens are included in the Standard & Poor's Intrinsic Value Portfolio.

A Defined Portfolio

Company                                                                   Symbol

Adobe Systems, Inc.                                                         ADBE
This company develops, markets and supports computer software products and technologies that allow users to express and use information across all print and electronic media.

American Power Conversion Corporation(+)                                    APCC
Designing, developing, manufacturing and marketing uninterruptible power supply products, American Power Conversion Corporation's products include electrical surge protection devices, power conditioning products and associated software.

Biogen, Inc.(+)                                                             BGEN
Biogen develops, manufactures and markets drugs for human health care. It develops and tests products used for the treatment of multiple sclerosis, kidney, inflammatory and cardiovascular diseases as well as focuses on developmental biology and gene therapy.

Bristol-Myers Squibb Company                                                 BMY
This word-wide health and personal care company markets therapies for various diseases and disorders, consumer medicines, orthopedic devices, ostomy care, wound management, nutritional supplements, infant formulas, and hair and skin care products.

Cognos, Inc.(+)(++)                                                         COGN
Cognos supplies business intelligence software allowing users to extract critical information through data access, reporting, analysis and forecasting. Products are distributed directly and through resellers worldwide.

Compuware Corporation(+)                                                    CPWR


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This company's software products and professional services help information technology professionals develop, implement and support the applications that run their businesses.

Dionex Corporation(+)                                                       DNEX
Dionex develops, manufactures, markets and sells chromatography systems for chemical analysis. Specific applications for Dionex systems include corrosion monitoring and evaluation of raw materials.

Dover Corporation                                                            DOV
This company manufactures specialized industrial products and manufacturing equipment such as heat transfer equipment, compressors, elevators, products used in waste hauling and automated assembly equipment.

Franklin Resources, Inc.                                                     BEN
Through its subsidiaries, Franklin Resources provides investment management, marketing, distribution, transfer agency and administrative services to open- and closed-end investment companies.

Gannett Company, Inc.                                                        GCI
A nation-wide news and information company, Gannett publishes various daily newspapers, including "USA TODAY" and "USA WEEKEND", a newspaper magazine. This company also operates television stations and cable television systems in major U.S. markets.

GTE Corporation                                                              GTE
GTE Corporation provides local telephone and wireless services in 29 states and long-distance service and Internet access in all 50 states.

Investment Technology Group, Inc.                                            ITG
This company provides technology-based equity trading services and transaction research to institutional investors and brokers.

IPALCO Enterprises, Inc.                                                     IPL
A multistate energy company, IPALCO Enterprises provides a variety of energy products and services.

Johnson & Johnson                                                            JNJ
This company manufacture and sells health-care products and related services to the consumer, pharmaceutical and professional markets worldwide.

Kaydon Corporation                                                           KDN
Kaydon designs, manufactures and sells custom-engineered products, such as antifriction bearings, filters and filter housings and specialty retaining rings, for the aerospace, defense and industrial industries.


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


Lincare Holdings, Inc.(+)                                                   LNCR
This company provides oxygen and other respiratory therapy services to patients in their homes. Patients typically suffer from emphysema, chronic bronchitis or asthma.

MGIC Investment Corporation                                                  MTG
Through its subsidiary, MGIC Investment Corporation provides private mortgage insurance coverage in the U.S. Its customers include thrifts, mortgage bankers and brokers, commercial banks, credit unions and other lending institutions.

Microsoft Corporation(+)                                                    MSFT
Microsoft offers Internet and Intranet, operating system, server application, business and consumer applications software and development tools.

Plantronics, Inc.(+)                                                         PLT
Designing, manufacturing and marketing lightweight communications headsets and accessories, Plantronics offers amplified telephone headsets and specialty telephones for the hearing-impaired users.

Pre-Paid Legal Services, Inc.(+)                                             PPD
Operating across the U.S., this company's plans provide for or reimburse legal service benefits, will preparation, traffic violation defense, automobile-related criminal charges and letter writing.

T. Rowe Price Associates, Inc.                                              TROW
Serving as investment advisor to the T. Rowe Price Mutual Funds, this company provides mutual fund administrative services, including transfer agent, accounting and shareholder services, discount brokerage and trust services.

Schering-Plough Corporation                                                  SGP
This world-wide pharmaceutical company discovers and markets new therapies and treatment programs. Core products groups include allergy/respiratory, anti-infective/anticancer, dermatologicals and cardiovasculars as well as an animal health business.

SLM Holding Corporation                                                      SLM
Commonly known as Sallie Mae, this company provides funds, accounting services and operational support services for federally guaranteed student loans.

Southdown, Inc.                                                              SDW
Manufacturing cement and ready-mixed concrete, Southdown also mines, processes and sells construction aggregates and specialty mineral products, as well as installs highway safety systems such as guardrails and traffic signals.

Techne Corporation(+)                                                       TECH


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This specialty manufacturer of biotechnology products has more than 2,500 products, including 492 introduced in 1999. Its major products include hematology controls and purified proteins called cytokines.

Tellabs, Inc.(+)                                                            TLAB
Tellabs designs, manufactures, markets and services voice, data, video transport and network access systems. Products are used worldwide by public telephone companies, long-distance carriers, alternate and cellular service providers, cable operators, government agencies and utilities.

Tribune Company                                                              TRB
This media company publishes newspapers including the "Chicago Tribune," "The Orlando Sentinel" and the "Hampton Roads." Tribune also owns and operates television and radio stations.

Watson Pharmaceuticals, Inc.(+)                                              WPI
This company develops, manufactures and sells proprietary and off-patent drugs in the therapeutic areas of primary care, women's health, dermatology and neurology/psychiatry.

Past Performance of Prior Standard & Poor's Intrinsic Value Portfolios

Past performance is no guarantee of future results.

Series From Inception Through
                 3/31/00
      (including annual rollovers)         Most Recently Completed Portfolio
Inception     Series    Return           Period          Series    Return
11/21/96         C      16.67%       12/14/98-1/14/00       C      33.38%
4/2/97           A      22.00        4/13/98-5/21/99        A      16.95
8/6/97           B      11.30        8/10/98-9/10/99        B      27.02

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

(+) These stocks currently do not pay dividends.
(++) This is a foreign corporation. The current annual dividends, if any, may be subject to withholding tax.


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


Defined Asset Funds [Registered]
Buy With Knowledge -  Hold With Confidence

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Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.


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


We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders search Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind -- yours.

Select Today!

You can get started with the Standard & Poor's Intrinsic Value Portfolio for $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is designed for investors who can assume the risks associated with equity investments having above-average price volatility. It may not be appropriate for investors seeking capital preservation or current income.

There can be no assurance that this Portfolio will meet its objective or that stock prices will not decrease.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

Tax-Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Portfolio for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.


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


Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                            As a % of Public      Amount Per
                                             Offering Price       1,000 Units
Initial Sales Charge                              1.00%             $10.00
Deferred Sales Charge                             1.50%             $15.00
Maximum Sales Charge                              2.50%             $25.00
Creation and Development Fee (as % of            0.250%              $2.48
net assets)
Estimated Annual Expenses (as a % of              0.21%              $2.07
net assets)
Estimated Organization Costs                                         $2.74

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                         Total Sales Charge as a % of Public
    Amounts Purchased                              Offering Price
Less than $50,000                                     2.50%
$50,000 to $99,999                                    2.25%
$100,000 to $249,999                                  1.75%
$250,000 to $999,999                                  1.50%
$1,000,000 or more                                    0.75%


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


The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[logo] Printed on Recycled Paper                                    11571BR-4/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.


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